SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      July 2, 1997


                               JNS MARKETING, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                      0-13215                   84-0940146
--------------------------------------------------------------------------------
      (State or other            (Commission File Number)       (IRS Employer
jurisdication of incorporation)                              Identification No.)

              1050 17th Street, Suite 1700. Denver, Colorado 80265
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (303) 292-3883


                  6521 Calhoun Place, Littleton, Colorado 80123
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Item 1. Changes in Control of Registrant.

     In July 1997, the Plan and Agreement of Reorganization (the "Plan") entered into by JNS Marketing, Inc. (the "Company") and Cedar Pacific Golf Properties on
May 12,  1994  was  rescinded  due to the  failure  to  fulfill  certain  of the conditions to which the Plan was subject.  The  22,938,593  shares of the no par value common stock, which previously constituted control of the Company,  issued to Howard and Lacey Arnaiz,  Steven and Diane Malcoun,  H.D. Arnaiz, Ltd., Omega
Resources,  a  California  Limited  Partnership,   Blazing  Sunsets,  a  Limited
Partnership and Matt Lucas pursuant to the Plan were returned to the Company and restored to the status of authorized but unissued shares.

     On July 2, 1997, the Company  entered into a Stock Purchase  Agreement (the
"Agreement")  with David J.  Gregarek,  Frederick R.  Huttner,  the Frederick R.
Huttner SEP, Henry F. Schlueter and Jerrold D. Burden (the "Purchasers") pursuant to which the Company issued and sold, and the Purchasers purchased an aggregate of 22,938,593 shares of the no par value common stock of the Company.
The Purchasers' beneficial ownership of shares is as follows:

Name and Address                No. of Shares      Percent              Consideration
----------------                -------------      -------              -------------
                                                                   Amount            Source
                                                                   ------            ------

David J. Gregarek               5,734,648          22.7%           $17,500           Personal
P. O. Box 518                                                                        Funds
Littleton, Colorado  80160

Frederick R. Huttner            5,734,648(1)       22.7%           $17,500           Personal
13634 Taylor Crest Road                                                              Funds
Houston, Texas  77079

Henry F. Schlueter              5,734,649          22.7%           $17,500           Personal
1050 17th Street                                                                     Funds
Suite 1700
Denver, Colorado  80265

Jerrold D. Burden               5,734,648          22.7%           $17,500           Personal
Strategic Alliance Co.                                                               Funds
680 Franklin Street
Denver, Colorado  80218

----------------------------

(1)  Includes 3,932,330 shares owned of record by the Frederick R. Huttner SEP

The rescinding of the Plan and return of the shares previously issued pursuant to the Plan, and the issuance of the 22,938,593 shares pursuant to the Agreement, together, resulted in a change in control of the Company.

     Pursuant to the Agreement, the previous directors of the Company resigned from their positions and Messrs. Gregarek, Delaney and Schlueter were elected to the Board of Directors. (See Item 6, below.)



                                        2


Item 6. Resignations of Registrant's Directors.

     By Consent Minutes dated August 6, 1997, David J. Gregarek, Frederick R. Huttner and Henry F. Schlueter were elected to fill vacancies on the Board of Directors of the Company and the prior directors of the Company, J.R. Nelson, Donna K. Nelson and Steven Malcoun, resigned from the Board of Directors effective August 8, 1997. None of the directors resigned as a result of any disagreement with the Company.


Item 7. Financial Statements and Exhibits.

     (a) No Financial Statements are filed as part of this Report on Form 8-K.

     (c) The following Exhibits are filed with this Report on Form 8-K:

          99.1 Rescission Agreement effective July 2, 1997, by and between the Company, Howard and Lacey Arnaiz and H.D. Arnaiz, Ltd., Steven and Diane Malcoun, Omega Resources, a California Limited Partnership, Blazing Sunsets, a Limited Partnership, Matt Lucas, and Cedar Pacific Golf Properties.

          99.2 Stock Purchase Agreement effective July 2, 1997 by and among the Company; J.R. Nelson; and Jerrold D. Burden, David J. Gregarek, Frederick R. Huttner, the Frederick R. Huttner-SEP, and Henry F. Schlueter






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JNS MARKETING, INC.
                                           ----------------------------------
                                                      (Registrant)


Date: April 6, 1998                              /s/  Henry F. Schlueter
                                           ----------------------------------
                                              Henry F. Schlueter, Secretary




                                        3